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                                                                    Exhibit 23.5


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-1 of our report dated April 29, 2005 relating to the consolidated financial statements of dealerAccess Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Toronto, Ontario
Canada
September 21, 2005